UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2024

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common shares	NBR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2024, Nabors Industries, Inc. a Delaware corporation (“Nabors Delaware”) and Nabors A.R.F., LLC, a bankruptcy remote special purpose entity organized under the laws of Delaware (“NARF,” and together with Nabors Delaware, the “Nabors Entities”), each an indirect subsidiary of Nabors Industries Ltd. (the “Company”), together with Wells Fargo Bank, N.A. (“Wells Fargo”), Arab Banking Corporation B.S.C., New York Branch, and Nomura Corporate Funding Americas, LLC (“Nomura”), entered into the Fourth Amendment to the Receivables Purchase Agreement (the “Fourth Amendment”), amending that certain Receivables Purchase Agreement dated September 13, 2019, among the Nabors Entities, the Purchasers party thereto, and Wells Fargo as Administrative Agent, (as amended by that certain First Amendment to the Receivables Purchase Agreement dated effective July 13, 2021, by that certain Second Amendment to the Receivables Purchase Agreement dated effective May 13, 2022, and by that certain Third Amendment to the Receivables Purchase Agreement dated effective June 29, 2022, the “Purchase Agreement”).

The Fourth Amendment amends the Purchase Agreement to, among other things:

•	Extend the term of the Purchase Agreement to the earliest to occur of (i) April 1, 2027, (ii) the day that is ninety (90) calendar days prior to the occurrence of the “Maturity Date” (or other similar or replacement term) under and as defined in the Credit Agreement dated as of January 21, 2022 (the “Credit Agreement”) and (iii) if any of the principal amount of the 7.25% Senior Notes are outstanding as of October 15, 2025, then October 15, 2025;
•	Decrease the triggering Liquidity level for each Weekly Reporting Period from $220,000,000 to $87,500,000;
•	Eliminate the Cash Control Period;
•	Eliminate as an event of termination, the failure to maintain, unless cured as provided by in the Credit Agreement, a Consolidated Cash Balance of $160,000,000; and
Add as events of termination, as provided in the Credit Agreement, either the Company ceasing to have Minimum Guarantor Value of at least 90% or the Company failing to satisfy the Interest Coverage Financial Covenant as of any date of determination.

Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment, which is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(b)	The disclosure set forth in Item 1.01 above is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fourth Amendment to the Receivables Purchase Agreement, dated as of April 1, 2024, by and among Nabors A.R.F., LLC, Nabors Industries, Inc., Arab Banking Corporation B.S.C. New York Branch, Nomura Corporate Funding Americas, LLC, and Wells Fargo Bank, N.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date:	April 4, 2024	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary